UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2010

FIDELITY NATIONAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 001-32630

Delaware	16-1725106
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida	32204
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (904) 854-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
     The Annual Meeting of Shareholders of Fidelity National Financial, Inc. (“FNF”) was held on May 27, 2010. The results of matters submitted to a vote were as follows:
     Nominees for Class II directors to serve until the 2013 FNF Annual Meeting of Shareholders were elected by the following vote:

	Shares Voted	Authority to Vote
	“For”	“Withheld”
Daniel D. (Ron) Lane	181,748,406	8,548,156
General William Lyon	183,652,754	6,643,808
Richard N. Massey	183,779,771	6,516,791
Cary H. Thompson	183,814,701	6,481,861
     Directors whose term of office as a director continued after the meeting are as follows: William P. Foley, II (Executive Chairman), Douglas K. Ammerman, Willie D. Davis, Thomas M. Hagerty, Peter O. Shea, Jr., and Frank P. Willey.
     The proposal to approve the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for FNF for 2010 received the following votes:

	Votes	Percentage
Shares Voted “For”	200,865,579	95.5%
Shares Voted “Against”	3,756,004	1.8%
Shares Voted “Abstain”	5,635,428	2.7%

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

	By:	/s/ Anthony J. Park
	Name:	Anthony J. Park
Date: June 2, 2010	Title:	Chief Financial Officer